UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 23, 2011

Date of Report (Date of earliest event reported)

TelVue Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-17170	51-0299879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Horizon Way, Suite 500,

Mt. Laurel, New Jersey  08054

(Address of principal executive offices)

856-273-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2011, TelVue Corporation (the "Company") and H.F. (Gerry) Lenfest, its majority stockholder, agreed to extend the maturity dates of an Amended and Restated Promissory Note, dated June 16, 2005 (the "Promissory Note"), and a Line of Credit Note, dated April 27, 2005 (the "Line of Credit") to January 1, 2016. No other terms of these agreements were revised. A copy of each of the revised Promissory Note and Line of Credit are attached to this report as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Promissory Note, dated March 23, 2011, between H.F. (Gerry) Lenfest and TelVue Corporation.
10.2	Amended and Restated Line of Credit Note, dated March 23, 2011, between H.F. (Gerry) Lenfest and TelVue Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011	TelVue Corporation

By:	/s/ Jesse Lerman
Name:	Jesse Lerman
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Promissory Note, dated March 23, 2011, between H.F. (Gerry) Lenfest and TelVue Corporation.
10.2	Amended and Restated Line of Credit Note, dated March 23, 2011, between H.F. (Gerry) Lenfest and TelVue Corporation.